Exhibit (j) under Form N-1A
                                           Exhibit 23 under Item 601/ Reg. S-K


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 20 to Form N-1A Registration Statement of Riggs Funds of our report dated June 20, 2000, on the financial statements as of April 30, 2000 of Riggs Funds, included in or made part of this Registration Statement.

                                          /S/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

                                          Boston, Massachusetts
                                          June 26, 2000